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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44356) pertaining to the Comfort Systems USA, Inc. 401(k) Plan of our report dated June 18, 2003, with respect to the financial statements and schedules of the Comfort Systems USA, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.



                                               /s/ Ernst & Young LLP




Houston, Texas
June 25, 2003


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